SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2)
[x]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                               WORKFIRE.COM, INC.
                (Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[x]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         1)       Title of each class of securities to which transaction
                  applies:
         2)       Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:
[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                              OF WORKFIRE.COM, INC.
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held February 7, 2000

    The undersigned hereby constitutes and appoints Fay M. Matsukage, the true and lawful attorney and proxy of the undersigned with full power of substitution and appointment, for and in the name, place, and stead of the undersigned to act for and to vote all of the undersigned's shares of Common Stock of Workfire.com, Inc. (the "Company") at a Special Meeting of Shareholders to be held on Monday, February 7, 2000, at 9:00 a.m., local time, at 455 Sherman Street, Suite 300, Denver, Colorado 80203, and at any and all adjournments thereof, for the purpose of considering and acting upon:

1. Proposal to adopt Articles of Amendment changing the name of the Company:
           _                   _                    _
          |_| For             |_| Against          |_| Abstain

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

    It is understood that this Proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Special Meeting of Shareholders to the undersigned. THE PROXIES AND ATTORNEYS INTEND TO VOTE THE SHARES REPRESENTED BY THIS PROXY ON SUCH MATTERS, IF ANY, AS DETERMINED BY THE BOARD OF DIRECTORS.

    The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.

Dated and signed ______________, 2000



                                              ----------------------------------
                                              Signature

                                              ----------------------------------
                                              Signature

Signature(s)  should  agree  with  the  name(s)  stenciled  hereon.   Executors,
administrators, trustees, guardians, and attorneys should indicate when signing. Attorneys should submit powers of attorney.

PROXIES MUST BE SIGNED AND DATED IN ORDER TO BE VALID. PLEASE SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING. YOUR COMPLETED PROXY MAY BE FAXED TO (303) 777-3823.

                               WORKFIRE.COM, INC.
--------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To be held February 7, 2000
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS OF WORKFIRE.COM, INC.:

    PLEASE TAKE NOTICE that the Special Meeting of Shareholders of Workfire.com, Inc. (the "Company") will be held at 455 Sherman Street, Suite 300, Denver, Colorado, on Monday, February 7, 2000, at 9:00 a.m., local time, or at any adjournments thereof, for the following purposes:

    (1) to adopt Articles of Amendment changing the name of the Company to BCS Investment Corporation; and

    (2) to transact such other business as properly may come before the meeting.

    Only shareholders of record owning shares of the Corporation's Common Stock at the close of business on January 4, 2000, will be entitled to vote at the meeting. The transfer books of the Company will not be closed.

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE INDICATE ON THE ENCLOSED PROXY WHETHER YOU PLAN TO ATTEND THE MEETING. IN ANY EVENT, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO INSURE YOUR SHARES ARE REPRESENTED AT THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING EVEN THOUGH YOU HAVE EXECUTED AND RETURNED A PROXY.

                                     By order of the Board of Directors:


                                     /S/ PHILLIP STERN
                                     Phillip Stern, Secretary

Kelowna, British Columbia
January 6, 2000

                               WORKFIRE.COM, INC.
                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD FEBRUARY 7, 2000


                                  INTRODUCTION


    This Proxy Statement will be first sent or given to shareholders on or about January 24, 1999, in connection with a Special Meeting of Shareholders to be held at 455 Sherman Street, Suite 300, Denver, Colorado, on Monday, February 7, 2000, at 9:00 a.m., local time (the "Special Meeting"). The purposes of the Special Meeting will be:


    (1) to adopt Articles of Amendment changing the name of the Company to BCS Investment Corporation; and

    (2) to transact such other business as properly may come before the meeting..

PERSONS MAKING THE SOLICITATION

    The Proxy is solicited on behalf of the directors of the Company. The original solicitation will be by mail. Following the original solicitation, management expects that certain individual shareholders will be further solicited through telephonic or other oral communications from management. Management does not intend to use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit Proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares. All solicitation expenses will be borne by the Company.

TERMS OF THE PROXY

    The enclosed Proxy indicates the matters to be acted upon at the Special Meeting and provides a box corresponding to each such matter. By appropriately marking each box, a shareholder may specify whether to confer upon or withhold from management the authority to vote the shares represented by the Proxy. The Proxy also confers upon management discretionary voting authority with respect to such other business as may properly come before the Special Meeting.

    If the Proxy is executed properly and is received by management prior to the Special Meeting, the shares represented by the Proxy will be voted. Where a shareholder specifies a choice with respect to the matter to be acted upon, the shares will be voted in accordance with such specification. Any Proxy which is executed in such a manner as not to withhold authority shall be deemed to confer such authority.

    A Proxy may be revoked at any time prior to its exercise. A shareholder may vote in person if he attends the Special Meeting even though he has executed and returned a Proxy.

Workfire.com, Inc. Proxy Statement - Page 1

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING SECURITIES

    The securities entitled to vote at the Special Meeting consist of all of the issued and outstanding shares of the Company's Common Stock. The close of business on January 4, 2000, has been fixed by the Board of Directors of the Company as the record date. Only shareholders of record as of the record date may vote at the Special Meeting. As of the record date, there were 14,046,080 shares of Common Stock issued and outstanding.

VOTING RIGHTS AND REQUIREMENTS

    Each shareholder of record as of the record date will be entitled to one vote for each share of Common Stock held as of the record date. The presence at the Special Meeting of the holders of an amount of shares of Common Stock and proxies representing the right to vote at least one-third of the shares of the Common Stock outstanding as of the record date will constitute a quorum for transacting business. The affirmative vote of a majority of the shares outstanding will be required to authorize the Company to adopt the Articles of Amendment. The affirmative vote of the majority of the shares represented at the Special Meeting will be required to take action on any other matters that may come before the Special Meeting.

PRINCIPAL SECURITY HOLDERS

    The following table sets forth information, as January 3, 2000, with respect to the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock and by directors and officers of the Company, both individually and as a group:


                                                      SHARES OWNED BENEFICIALLY
BENEFICIAL OWNERS                                           AND OF RECORD                  PERCENT OF CLASS (1)<F1>
Tom & Allison Taylor                                          2,971,348                            21.2%
3985 Gallaghers Circle
Kelowna, British Columbia
V1W 3Z9 Canada

CEDE & Co.(2)<F2>                                             2,305,590                            16.4%
P.O. Box 222
Bowling Green Station
New York, NY 10274

Lloydminister Enterprises Ltd.                                1,648,255                            11.7%
The Glassmill
1 Battersea Bridge Road
London, England SW11 3BG


Workfire.com, Inc. Proxy Statement - Page 2



                                                      SHARES OWNED BENEFICIALLY
BENEFICIAL OWNERS                                           AND OF RECORD                  PERCENT OF CLASS (1)<F1>
Eastlane Trading Limited                                      1,401,578                            10.0%
28 Harcourt Street
Dublin 2 Ireland

Kindersley Holdings Inc.                                      1,399,389                            10.0%
23 Bentinck Street
London, England W1M 5R1

Walsall Trading Ltd.                                           762,458                             5.4%
c/o United House
14/16 Nelson Street
Douglas, Isle of Man

Phillip Stern                                                  35,880                              0.3%
49 Alberta Avenue
Toronto, Ontario
Canada M6H 2R5

Nicholas Miller                                                  -0-                                --
8135 East Butherus, Suite 3
Scottsdale, Arizona 85260
Officers and directors as a group                              35,880                              0.3%
(2 persons)

----------

<F1>
(1)      Based on 14,046,080 shares outstanding.
<F2>
(2) CEDE & Co. holds the shares in nominee name on behalf of broker-dealer firms.

CHANGES IN CONTROL

No arrangements are known to the Company, including any pledge by any person of securities of the Company, the operation of which may, at a subsequent date, result in a change in control of the Company.


PROPOSAL 1:  ADOPTION OF ARTICLES OF AMENDMENT TO CHANGE NAME

The Company has determined to amend its Articles of Incorporation to change its name to BCS Investment Corporation. On November 8, 1999, the Company announced that it would be distributing all of its shares of Workfire.com, a Nevada corporation ("Workfire-Nevada"), to the Company's shareholders. The name change is desired to avoid confusion between Workfire-Nevada and the Company, since it is anticipated that Workfire-Nevada will continue business under the Workfire name.

Workfire.com, Inc. Proxy Statement - Page 3

RECOMMENDATION AND VOTE REQUIRED

    The Board recommends that the shareholders vote "FOR" this proposal to adopt the Articles of Amendment. The affirmative vote of a majority of the outstanding shares is required for approval. See "Voting Securities and Principal Holders Thereof" above.


                                  OTHER MATTERS

    Management of the Company knows of no other matters to be acted upon at the Special Meeting.

Workfire.com, Inc. Proxy Statement - Page 4